     As filed with the Securities and Exchange Commission on February 18, 1998


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549



                                      FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):  FEBRUARY 12, 1998


                        EQUITY RESIDENTIAL PROPERTIES TRUST
                 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           MARYLAND                  1-12252                    13-3675988
 (STATE OR OTHER JURISDICTION      (COMMISSION               (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION   FILE NUMBER              IDENTIFICATION NO.)


                      TWO NORTH RIVERSIDE PLAZA, SUITE 400
                               CHICAGO, ILLINOIS                   60606
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)




        Registrant's telephone number, including area code:  (312) 474-1300

                                   NOT APPLICABLE
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 7.  Financial Statements, PRO FORMA Financial Information and Exhibits


        Exhibit
        Number      Exhibit
        ------      -------

           1 Two Forms of Terms Agreement, each dated February 12, 1998, respectively, which are being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-32183, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, are set forth in full in such registration statement, which Terms Agreements incorporate the terms and provisions of Equity Residential Properties Trust (a Maryland real estate investment trust)
                     -- Common Shares of Beneficial Interest, Preferred Shares
                    of Beneficial Interest and Depositary Shares -- Standard Underwriting Provisions, dated May 16, 1997, which was previously filed as Exhibit 1 to the Registrant's registration statement on Form S-3, file no. 333-27153 under the Securities Act of 1933, as amended, and is incorporated herein by reference thereto, and which, as this Form 8-K filing is incorporated by reference in registration statement no. 333-32183, is set forth in full in such registration statement.

           5 Opinion of Rosenberg & Liebentritt, P.C., with an opinion of Hogan & Hartson L.L.P. attached thereto as Exhibit A, which are being filed pursuant to Regulation 601(b)(5) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-32183, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, are set forth in full in such registration statement.

                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                EQUITY RESIDENTIAL PROPERTIES TRUST


Date:  February 18, 1998        By:   /s/ Bruce C. Strohm
                                      ------------------------------------------
                                      Bruce C. Strohm, Secretary, Executive Vice
                                      President and General Counsel


                                          2